SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2021

iQSTEL Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On January 15, 2021, we entered into Conversion Agreements with Leandro Iglesias, our Chief Executive Officer and director, Alvaro Quintana, Chief Financial Officer and director, and Juan Carlos Lopez, our Chief Commercial Officer, pursuant to which we agreed to convert 21,000,000 shares of common stock from each officer into 21,000 shares of our Series B Preferred Stock, as follow:

Shareholders	Number of Shares of Common Stock Converting Into Series B Preferred Stock	Number of shares of Series B Preferred Stock acquired in conversion
Leandro Iglesias	12,200,000	12,200
Alvaro Cardona	5,300,000	5,300
Juan Carlos Lopez	3,500,000	3,500
Total	21,000,000	21,000

The parties entered into these Conversion Agreements to, among other things, allow more common stock to be available for future issuances in connection with note conversions and as a means to lock-up the shares of common stock underlying the Series B Preferred held by our officers from trading and to establish a leak-out agreement upon any future conversions back to common stock.

The features of our Series B Preferred Stock are found in the Certificate of Designation for our Series B Preferred Stock, which is made Exhibit 3.1 in the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2020.

The Series B Preferred Stock have one (1) year lock-up after the issuance, and 1 year of leak out after the conversion back into a common, and the Shareholder cannot sell more than 5% of the liquidity of the market.

The foregoing description is intended only as a summary of the material terms of the Conversion Agreements and is qualified in its entirety by reference to the full text of the Conversion Agreements, copies of which are attached as Exhibits 10.1-10.3 to this Current Report on Form 8-K and are hereby incorporated by reference herein.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth in Item 1.01 are incorporated by reference into this Item 3.02.

The exchange of common shares for Series B Preferred Stock is exempt from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Conversion Agreement with Leandro Iglesias
10.2	Conversion Agreement with Alvaro Quintana
10.3	Conversion Agreement with Juan Carlos Lopez

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias

CEO

Date: January 15, 2021